SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 26, 1999

                              OMEGA RESEARCH, INC.
            ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-22895                                                   59-2223464
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

8700 WEST FLAGLER STREET, MIAMI, FLORIDA                             33174
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (305) 485-7000

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  Page 1 of 117
                             Exhibit Index on Page 6

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective with the filing of Articles of Merger on October 26, 1999, with the Secretary of State of the State of Texas (the "Effective Time"), Omega Research, Inc., a Florida corporation (the "Company"), acquired Window on WallStreet Inc., a privately-held Texas corporation ("Window on WallStreet"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 25, 1999, among the Company, Window on WallStreet and WOW Acquisition Corporation, a Texas corporation and wholly-owned subsidiary of the Company ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Window on WallStreet (the "Merger"), the separate corporate existence of Merger Sub ceased, and Window on WallStreet continued as the surviving corporation and became a wholly-owned subsidiary of the Company. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code and as a pooling of interests for financial accounting purposes. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         In consideration of the Merger, the shareholders of Window on WallStreet received an aggregate of 2,000,000 shares (collectively, the "Shares") of the common stock, $.01 par value, of the Company ("Company Common Stock") in exchange for the cancellation of all of the outstanding shares of capital stock of Window on WallStreet ("WOW Stock"). The Shares represent post-Merger approximately 8.2% of the outstanding Company Common Stock. Based on 9,479,845 shares of WOW Stock being outstanding at the Effective Time, the exchange ratio (the "Exchange Ratio") was .210974 shares of Company Common Stock for one share of WOW Stock. No fraction of a share of Company Common Stock was issued in the Merger, but, in lieu thereof, each holder of WOW Stock who was entitled to a fraction of a share of Company Common Stock will receive cash from the Company in lieu of such fractional share. In addition, the Company (i) repaid in accordance with its terms the indebtedness (including accrued and unpaid interest) of Window on WallStreet owed to two of its shareholders in the approximate aggregate amount of $4,085,000, which repayment was funded from the Company's available working capital, and (ii) assumed all outstanding stock options to purchase WOW Stock ("WOW Options") which, based on the Exchange Ratio, will be exercisable for an aggregate of approximately 182,565 shares of Company Common Stock (approximately 82,786 shares of Company Common Stock at an exercise price of $.48 per share and approximately 99,779 shares of Company Common Stock at an exercise price of $8.06 per share).

         Since the Shares were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, are restricted securities subject to the Securities Act and Rule 144 thereunder, the Company also entered into a Registration Rights Agreement with Window on WallStreet and its shareholders pursuant to which the Company will file, within six months of the closing date of the Merger, a shelf registration statement on Form S-3 covering the Shares, as well as granted piggyback registration rights to the shareholders of Window on WallStreet for a period of two years from the closing date of the Merger. In addition, the

Company will be filing as soon as practicable after the closing date of the Merger a registration statement on Form S-8 in order to register the WOW Options.

         As a condition to the Company consummating the Merger, (i) six of the nine shareholders of Window on WallStreet (including its three principal shareholders, John R. Jennings, T. Keith Black and Alan Moore, who owned approximately 97% of the outstanding WOW Stock) entered into a Shareholder Non-Competition and Non- Disclosure Agreement in favor of the Company and Window on WallStreet which provides, among other things, for non-disclosure of confidential information, non-solicitation of employees, independent contractors and consultants and a covenant-not-to compete for four years from the closing date of the Merger and (ii) four employees of Window on WallStreet (John R. Jennings, T. Keith Black, David Barnes and Sean Davis) entered into an Agreement Regarding Employment with Window on WallStreet (as the surviving corporation) providing, among other things, for a one year employment term except for Sean Davis, who received a two year employment term.

         The Company also granted options to purchase an aggregate of 335,000 shares of Company Common Stock, pursuant to its 1996 Amended and Restated Incentive Stock Plan, as amended (the "Incentive Stock Plan"), to employees of Window on WallStreet, including options covering 75,000 shares of Company Common Stock to each of John R. Jennings and Keith Black, its Co-Presidents. The date of grant of such options was the Effective Time, the exercise price was $4.53 per share, which was equal to the fair market value of Company Common Stock on such date of grant as determined under and in accordance with the Incentive Stock Plan, and the options will vest 20% per year on each anniversary date of the date of grant over a five year period and have a term of ten years.

         Window on WallStreet is a leading Internet-based provider of streaming real-time and historical quotes through its Financial Data Cast Network ("FDCN") and a developer of award-winning, on-line investment analysis tools, including Internet Trader (formerly Window on WallStreet) and Day Trader. FDCN is a subscription service that delivers streaming real-time quotes and historical intraday and daily price data for charting on demand. FDCN includes Nasdaq Level II bid and ask quotes, fundamental financial information and real-time streaming news.

         There were no material relationships prior to the Merger between Window on WallStreet or any of its shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired

         The required financial statements of Window on WallStreet are not included in this report. Accordingly, such financial statements will be filed as soon as practicable, but in no event later than 60 days after November 10, 1999 (the date on which the initial report on this Form 8-K must be filed) in accordance with paragraph (4) of Item 7(a) of Form 8-K.

         (b) Pro Forma Financial Information

         The required pro forma financial information is not included in this report. Accordingly, such pro forma financial information will be filed as soon as practicable, but in no event later than 60 days after November 10, 1999 (the date on which the initial report on this Form 8-K must be filed) in accordance with paragraph (2) of Item 7(b) of Form 8-K.

         (c) Exhibits

EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------

2.1 Agreement and Plan of Merger, dated as of October 25, 1999, by and among Omega Research, Inc., WOW Acquisition Corporation and Window on WallStreet Inc., together with the following exhibits thereto: (i) Articles of Merger; (ii) Form of Company
                                 Affiliate Agreement; (iii) Form of
                                 Agreement Regarding Employment; (iv)
                                 Form of Shareholder Non-Competition
                                 and Non-Disclosure Agreement, (v)
                                 Form of Stock Option Agreement (All
                                 Employees); (vi) Form of Stock Option
                                 Agreement (Jennings and Black); (vii)
                                 Form of Investment Acknowledgment
                                 Agreement; (viii) Registration Rights
                                 Agreement; and (ix) Opinion Letter
                                 Matters (filed herewith)

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OMEGA RESEARCH, INC.

Date: November 8, 1999              By: /s/ Salomon Sredni
                                    -------------------------
                                    Salomon Sredni, President

                                  EXHIBIT INDEX
                                  -------------

                                                                      SEQUENTIAL
EXHIBIT NUMBER    DESCRIPTION                                          PAGE NO.
--------------    -----------                                         ----------
2.1               Agreement and Plan of Merger,                            7
                  dated as of October 25, 1999, by and among Omega
                  Research, Inc., WOW Acquisition Corporation and
                  Window on WallStreet Inc., together with the following exhibits thereto: (i) Articles of Merger; (ii) Form of Company Affiliate Agreement;
                  (iii) Form of Agreement Regarding Employment; (iv)
                  Form of Shareholder Non-Competition and
                  Non-Disclosure Agreement, (v) Form of Stock Option
                  Agreement (All Employees); (vi) Form of Stock
                  Option Agreement (Jennings and Black); (vii) Form of Investment Acknowledgment Agreement; (viii)
                  Registration Rights Agreement; and (ix)
                  Opinion Letter Matters